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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                -------------
                                  FORM 8-K
                                -------------

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported):  November 18, 2005

                     S&P MANAGED FUTURES INDEX FUND, LP
             (Exact Name of Registrant as Specified in Charter)


         Delaware                     000-50565               90-0080448
(State or Other Jurisdiction      (Commission File           IRS Employer
     of Incorporation)                 Number)            Identification No.)


                         C/O REFCOFUND HOLDINGS, LLC
                         200 LIBERTY STREET, TOWER A
                          NEW YORK, NEW YORK 10281
                  (Address of Principal Executive Offices)

(212) 693-7000
(Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act.
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
/ / Pre-commencement communications pursuant to Rule 14d-2b under the Exchange
    Act.
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     Mr. Keith D. Kemp resigned as Chief Financial Officer and Secretary of RefcoFund Holdings, LLC, the general partner of the Registrant (the "General Partner"), effective November 18, 2005. Mr. Kemp was replaced by Eric A. Simonsen as Chief Financial Officer of the General Partner effective November 21, 2005.

     Mr. Eric A. Simonsen, age 60, is Chief Financial Officer of the General Partner. Since 2002 Mr. Simonsen has been a Managing Director of Alix Partners LLC, where he was responsible for serving as the Chief Administrative Officer of Refco Inc., the Chief Restructuring Officer of Jarvis plc, Chief Restructuring Officer and Chief Financial Officer of Cable and Wireless US, Inc., Corporate Controller for WorldCom, Inc. and Chief Financial Officer of Genuity, Inc. Mr. Simonsen also served as Senior Vice President of Operations for Metropolitan Life Insurance Company from 2001 to 2002. From 1990 to 2000 Mr. Simonsen served as Chief Financial Officer and Chief of Operations for Allmerica Financial Corp. Mr. Simonsen holds a B.S. in Accounting and an M.B.A in Finance from Lehigh University.

ITEM 8.01.  OTHER EVENTS.

     The Registrant's quarterly report for the quarter ended September 30, 2005 on Form 10-Q will be filed after the filing deadline of November 14, 2005. The completion of the Form 10-Q has been delayed by recent events pertaining to Refco Inc., the ultimate parent of the General Partner, as well as the recent change in the Registrant's Chief Financial Officer. On November 14, 2005 the Registrant filed a Form 12B-25 because it reasonably believed it would be able to file its Form 10-Q within 5 days of that date. However, it has now been determined that it will be unable to do so.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       S&P MANAGED FUTURES INDEX FUND, LP
                                       (Registrant)

                                       BY:  REFCOFUND HOLDINGS, LLC, ITS
                                            GENERAL PARTNER
Date: November 22, 2005
                                       By: /s/ Richard C. Butt
                                           ---------------------
                                           Name: Richard C. Butt
                                           Title: President